Exhibit 99.1

Investor Relations Contacts:

Lantronix, Inc.
Jeremy Whitaker

Chief Financial Officer
(949) 453-3990

E.E. Wang Lukowski

investors@lantronix.com

949-614-5879

Lantronix Reports First Quarter Fiscal Year 2013 Financial Results

--Company Reports GAAP Net Loss of $(0.03) Per Share and

Non-GAAP Net Income of $0.00 per share--

Irvine, Calif., November 1, 2012 – Lantronix, Inc. (the “company”) (NASDAQ: LTRX), a leading global provider of smart M2M connectivity solutions, today reported results for its first quarter ended September 30, 2012.

Financial Highlights

▪	Net revenue of $11.2 million.
▪	Gross profit as a percentage of net revenue was 48.8%.
▪	GAAP net loss of $(430,000), or ($0.03) per share.
▪	Non-GAAP net income of $48,000, or $0.00 per share.

Operational Highlights

▪	In August 2012, the company launched its new, enhanced global premier partner program, directed at expanding sales opportunities for its solutions providers, systems integrators, product vendors and distributors.
▪	In September 2012, Fry’s Electronics Mega Stores began carrying the xPrintServer™ product line nationwide.
▪	In September 2012, Lantronix appointed networking sales veteran Lei Zhong as its sales director for the Asia Pacific region, excluding Japan.
▪	In October 2012, the company entered into an agreement with Ingram Micro Europe, a division of Ingram Micro Inc. (NYSE: IM), the largest global wholesale provider of technology products and supply chain management services. Under terms of the agreement, Ingram Micro Europe will provide advanced logistics, product delivery and distribution services for Lantronix throughout Europe. Ingram Micro Europe will focus on external device enablement and device management product families to leverage their strong presence in data center and IT management.

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Product Highlights

▪	In July 2012, the company began shipping samples of the xSenso™, the first of a family of analog device servers that enables remote monitoring, real-time charting and event notification for virtually any analog sensor.
▪	In July 2012, the company began shipping its xPrintServer™ - Home Edition, designed specifically for home use by consumers wishing to print from their iPad®, iPhone® or iPod® Touch to a USB or network printer.
▪	In October 2012, the company began shipping the xDirect™ device server – a compact serial-to-Ethernet device server that provides quick and easy connectivity to virtually any device or machine with a serial interface. Featuring plug-and-play simplicity and a small form factor, xDirect is suitable for a variety of markets including security, industrial automation, medical and more.
▪	Today, the company announced the launch and worldwide availability of its new vSLM™ – the Virtual Secure Lantronix Management Appliance – a software solution designed to enable IT (information technology) managers to seamlessly integrate and manage multiple pieces of IT equipment anywhere in the enterprise.

“In spite of the economic situation that continued to impact sales in Europe, we were encouraged by the ramp of new product revenues during the first quarter, and we made significant progress on our strategic plan to expand our sales and marketing efforts,” said CEO Kurt Busch.  “While we continue to closely manage our expenses in alignment with fluctuating market conditions, our focus in the current fiscal year continues to be on executing our growth strategy to become the leading provider of secure, feature rich and simple to deploy machine to machine solutions.”

Financial Results for the First Quarter of Fiscal 2013 Ended September 30, 2012

Net revenue was $11.2 million for the first quarter of fiscal 2013, an increase of $18,000, compared to $11.2 million for the first quarter of fiscal 2012 and a decrease of $0.4 million or 4%, compared to $11.6 million for the fourth quarter of fiscal 2012.

Net revenue from embedded device enablement products in the first quarter of fiscal 2013 was $5.8 million, or 52% of net revenue, compared to $5.5 million, or 49% of net revenue, in the first quarter of fiscal 2012, an increase of $0.3 million, or 6%. Net revenue from external device enablement products was $3.3 million, or 29% of net revenue, in the first quarter of fiscal 2013 compared to $3.3 million, or 29% of net revenue, in the first quarter of fiscal 2012, a decrease of $11,000, or less than 1%. Net revenue from device management products was $2.1 million, or 19% of net revenue, in the first quarter of fiscal 2013 compared to $2.4 million, or 22% of net revenue, in the first quarter of fiscal 2012, a decrease of $0.3 million, or 12%.

Net revenue in the Americas was $6.0 million in the first quarter of fiscal 2013, compared to $5.7 million in the first fiscal quarter of 2012, an increase of $0.3 million, or 5%. Net revenue in the Asia Pacific region was $2.2 million in the first quarter of fiscal 2013 compared to $2.0 million in the first quarter of fiscal 2012, an increase of $0.2 million, or 9%. Net revenue in the EMEA region (Europe, Middle East and Africa) was $3.1 million in the first quarter of fiscal 2013, compared to $3.5 million in the first fiscal quarter of 2012, a decrease of $0.4 million, or 13%.

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Gross profit as a percentage of net revenue (“gross margin”) was 48.8% for the first quarter of fiscal 2013, compared to 47.4% for the first quarter of fiscal 2012 and 50.7% for the fourth quarter of fiscal 2012.

GAAP operating expenses for the first quarter of fiscal 2013 were $5.9 million, a decrease of $0.8 million or 12%, compared to $6.7 million for the first quarter of fiscal 2012 and a decrease of $0.1 million or 2%, compared to $6.0 million for the fourth quarter of fiscal 2012.

•	Selling, general and administrative expenses were $4.3 million for the first quarter of fiscal 2013, a decrease of $0.7 million compared to $5.0 million for the first quarter of fiscal 2012 and an increase of $0.1 million compared to $4.2 million for the fourth quarter of fiscal 2012.

•	Research and development expenses were $1.6 million for the first quarter of fiscal 2013, compared with $1.7 million for the first quarter of fiscal 2012 and $1.8 million for the fourth quarter of fiscal 2012.

Non-GAAP operating expenses for the first quarter of fiscal 2013 were $5.5 million, a decrease of $0.6 million or 9%, compared with $6.1 million for the first quarter of fiscal 2012, and a decrease of $0.1 million or 2%, compared to $5.7 million for the fourth quarter of fiscal 2012.

GAAP net loss for the first quarter of fiscal 2013 was $(430,000), or ($0.03) per share, compared to a GAAP net loss of $(1.4 million), or ($0.14) per share, for the first quarter of fiscal 2012 and a GAAP net loss of $(178,000), or ($0.01) per share, for the fourth quarter of fiscal 2012.

Non-GAAP net income for the first quarter of fiscal 2013 was $48,000, or $0.00 per share compared to non-GAAP net loss of $(697,000) or $(0.07) per share for the first quarter of fiscal 2012 and non-GAAP net income of $351,000, or $0.03 per share, for the fourth quarter of fiscal 2012.

Balance Sheet Summary

Cash and cash equivalents were $10.5 million as of September 30, 2012, compared to $11.4 million as of June 30, 2012.

Accounts receivable were $2.2 million as of September 30, 2012, compared to $2.7 million as of June 30, 2012.

Net inventories were $7.7 million as of September 30, 2012, compared to $6.0 million as of June 30, 2012.

Accounts payable were $4.8 million as of September 30, 2012, compared to $3.6 million as of June 30, 2012.

Working capital was $11.6 million as of September 30, 2012, compared to $11.9 million as of June 30, 2012.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP operating expenses consist of operating expenses excluding (i) share-based compensation and related payroll taxes, (ii) depreciation and amortization, (iii) costs associated with the 2011 independent investigation of certain allegations by a director of Lantronix, and (iv) consulting fees for former named executive officers.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit).

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Conference Call and Webcast

Lantronix will host a conference call and webcast today at 2:00 p.m. Pacific Time (5:00 p.m. ET) to discuss its first quarter fiscal year 2013 financial results. Those wishing to participate in the live call should dial 866-788-0547 (international dial-in 857-350-1685) using the passcode 38014979.  A telephone replay of the call will be available through November 8, 2012 by dialing (888) 286-8010 (international dial-in 617-801-6888) and entering passcode 59543811.

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About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a global leader of secure communication technologies that simplify access and communication with and between virtually any electronic device. Our smart connectivity solutions enable sharing data between devices and applications to empower businesses to make better decisions based on real-time information, and gain a competitive advantage by generating new revenue streams, improving productivity and increasing efficiency and profitability. Easy to integrate and deploy, Lantronix products remotely and securely connect electronic equipment via networks and the Internet. Founded in 1989, Lantronix serves some of the largest medical, security, industrial and building automation, transportation, retail/POS, financial, government, consumer electronics/appliances, IT/data center and pro-AV/signage entities in the world. The company's headquarters are located in Irvine, California.

For more information, visit www.lantronix.com. The Lantronix blog, http://www.lantronix.com/blog, features industry discussion and updates.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our future business plans, future financial position, future results of operations and future product development strategies and schedules. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward-looking statements. Factors that could cause our expectations and reported results to vary, include, but are not limited to: final accounting adjustments and results; quarterly fluctuations in operating results; our ability to identify and profitably develop new products that will be attractive to our target markets, including products in our device networking business and the timing and success of new product introductions; changing market conditions and competitive landscape; market acceptance of our products by our customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; and cash usage including cash used for product development or strategic transactions; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see our Annual Report on Form 10-K for the year ended June 30, 2012 and subsequent Reports on Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances. If the Company does update or correct one or more of these forward-looking statements, investors and others should not conclude that the Company will make additional updates or corrections.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	September 30,	June 30,
	2012	2012
Assets
Current assets:
Cash and cash equivalents	$10,526	$11,374
Accounts receivable, net	2,237	2,674
Contract manufacturers' receivable	656	622
Inventories, net	7,650	5,955
Prepaid expenses and other current assets	718	549
Deferred tax assets	657	657
Total current assets	22,444	21,831

Property and equipment, net	1,527	1,605
Goodwill	9,488	9,488
Other assets	86	87
Total assets	$33,545	$33,011

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,809	$3,563
Accrued payroll and related expenses	1,408	2,100
Warranty reserve	209	232
Short-term debt	667	667
Other current liabilities	3,745	3,342
Total current liabilities	10,838	9,904
Non-current liabilities:
Long-term liabilities	302	303
Long-term capital lease obligations	41	48
Long-term debt	–	167
Deferred tax liabilities	657	657
Total non-current liabilities	1,000	1,175
Total liabilities	11,838	11,079

Commitments and contingencies

Stockholders' equity:
Common stock	1	1
Additional paid-in capital	203,254	203,049
Accumulated deficit	(181,947)	(181,517)
Accumulated other comprehensive income	399	399
Total stockholders' equity	21,707	21,932
Total liabilities and stockholders' equity	$33,545	$33,011

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended
	September 30,
	2012	2011
Net revenue (1)	$11,202	$11,184
Cost of revenue	5,730	5,882
Gross profit	5,472	5,302
Operating expenses:
Selling, general and administrative	4,268	4,964
Research and development	1,609	1,695
Amortization of purchased intangible assets	–	18
Total operating expenses	5,877	6,677
Loss from operations	(405)	(1,375)
Interest expense, net	(15)	(27)
Other income (expense), net	5	(29)
Loss before income taxes	(415)	(1,431)
Provision for income taxes	15	13
Net loss and comprehensive loss	$(430)	$(1,444)
Net loss per share (basic and diluted)	$(0.03)	$(0.14)
Weighted-average common shares (basic and diluted)	14,558	10,560
Net revenue from related parties	$292	$237

(1)  Includes net revenue from related parties

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands, except per share data)

	Three Months Ended
	September 30,
	2012	2011

GAAP net loss	$(430)	$(1,444)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	11	13
Depreciation and amortization	99	95
Total adjustments to cost of revenue	110	108
Selling, general and adminstrative:
Costs associated with the investigation	–	108
Consulting fees for former CEO and CFO	–	153
Share-based compensation	146	81
Employer portion of withholding taxes on stock grants	1	2
Depreciation and amortization	116	130
Total adjustments to selling, general and administrative	263	474
Research and development:
Share-based compensation	74	66
Employer portion of withholding taxes on stock grants	2	3
Depreciation and amortization	4	9
Total adjustments to research and development	80	78
Amortization of purchased intangible assets	–	18
Total non-GAAP adjustments to operating expenses	343	570
Interest expense, net	15	27
Other income (expense), net	(5)	29
Provision for income taxes	15	13
Total non-GAAP adjustments	478	747
Non-GAAP net income (loss)	$48	$(697)

Non-GAAP net income (loss) per share (diluted)	$0.00	$(0.07)

Denominator for GAAP net income (loss) per share (diluted)	14,558	10,560
Non-GAAP adjustment	92	–
Denominator for non-GAAP net income (loss) per share (diluted)	14,650	10,560

GAAP operating expenses	$5,877	$6,677
Non-GAAP adjustments to operating expenses	(343)	(570)
Non-GAAP operating expenses	$5,534	$6,107

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands, except percentages)

	Three Months Ended September 30,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%

Embedded device enablement	$5,788	51.7%	$5,477	49.0%	$311	5.7%
External device enablement	3,275	29.2%	3,286	29.4%	(11)	(0.3%	)
Device management	2,139	19.1%	2,421	21.6%	(282)	(11.6%	)
Net revenue	$11,202	100.0%	$11,184	100.0%	$18	0.2%

	Three Months Ended September 30,
		% of Net		% of Net	Change
	2012	Revenue	2011	Revenue	$	%

Americas	$5,956	53.2%	$5,677	50.8%	$279	4.9%
EMEA	3,077	27.5%	3,515	31.4%	(438)	(12.5%
Asia Pacific	2,169	19.3%	1,992	17.8%	177	8.9%
Net revenue	$11,202	100.0%	$11,184	100.0%	$18	0.2%

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